Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Remi Barbier, President and Chief Executive Officer of Pain Therapeutics, Inc. (the “Company”), hereby certifies that to the best of my knowledge:

1.	The Company’s Periodic Report on Form 10-Q for the period ended March 31, 2003, and to which this certification is attached as Exhibit 99.2 (the “Periodic Report”), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 1, 2003	/s/ REMI BARBIER

Remi Barbier Chairman of the Board of Directors, President and Chief Executive Officer